EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K for the period ending December 31, 2022 of StoneBridge Acquisition Corporation (the “Company”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bhargava Marepally, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2023	/s/ Bhargava Marepally
Bhargava Marepally
Chief Executive Officer and Director
(Principal Executive Officer)